Prospectus Supplement

John Hancock Investment Trust

John Hancock Enduring Assets Fund (the fund)

Supplement dated December 13, 2018 to the current Summary Prospectus, as may be supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.

At its meeting held on December 11–13, 2018, the Board of Trustees of John Hancock Investment Trust approved revisions to the fund’s 80% investment policy of investing in global securities of companies with enduring assets, as set forth below, that will take effect on or about March 1, 2019. Pursuant to these revisions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in global securities of companies with infrastructure-related assets.

Effective on or about March 1, 2019, the Summary Prospectus is hereby amended as follows:

In the “Principal investment strategies” section, the first paragraph is revised and restated as follows:

The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in global securities of companies with infrastructure-related assets. For purposes of this policy, global securities include: common stock, depositary receipts, real estate securities (including real estate investment trusts (REITs)), master limited partnerships (MLPs) (up to a maximum of 25% of the fund's net assets), preferred stock, rights, warrants, exchange-traded funds (ETFs), and debt securities (up to a maximum of 20% of the fund's net assets). Also for purposes of this policy, infrastructure-related assets are long-lived physical assets that are held by companies, including financial holding companies, that engage in the ownership, management, construction, development, renovation, operation, use or financing of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets. Infrastructure assets are the physical structures, networks and systems which provide necessary services for the function, growth and development of society, including but not limited to transportation and shipping, energy and utilities, water and sewage, communication, and social assets (e.g., hospitals, schools, prisons, stadiums, courthouses, subsidized housing).

Also, effective on or about March 1, 2019, the fund is changing its name to John Hancock Infrastructure Fund. Accordingly, all references to John Hancock Enduring Assets Fund will be changed to reflect the fund’s new name.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.